UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2020 (February 27, 2020)

Pensare Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38167	81-2402421
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1720 Peachtree Street, Suite 629
Atlanta, GA	30309
(Address of principal executive offices)	(Zip code)

(404) 234-3098
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one Right and one Warrant	WRLSU	The Nasdaq Stock Market LLC
Common Stock, par value $0.001 per share	WRLS	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one share of Common Stock	WRLSR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	WRLSW	The Nasdaq Stock Market LLC

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On February 27, 2020, Pensare Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) in connection with the proposed business combination (the “Business Combination”) of the Company and Stratos Management Systems, Inc. (“Computex”), as described in the definitive proxy statement filed by the Company with the SEC on February 13, 2020 and incorporated herein by reference. Present at the Special Meeting were holders of 6,030,890 shares of the Company’s common stock (the “Common Stock”) in person or by proxy, representing 76.02% of the voting power of the Common stock as of January 24, 2020, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 7,932,977 shares of Common Stock issued and outstanding.

At the Special Meeting, the Company’s stockholders approved the Business Combination Proposal, the Certificate Proposal and the Incentive Plan Proposal, in each case as defined and described in greater detail in the Proxy Statement. Approval of the Business Combination Proposal required the affirmative vote of a majority of the outstanding shares of the Company’s common stock present and entitled to vote at the Special Meeting. Approval of the Certificate Proposal required the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote at the Special Meeting. Approval of the Incentive Plan Proposal required the affirmative vote of the holders of a majority of the shares of the Company’s common stock that were voted thereon at the Special Meeting. The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to the Company’s stockholders as the Business Combination Proposal, the Certificate Proposal and the Incentive Plan Proposal each received a sufficient number of votes for approval. The Company intends to consummate the Business Combination as promptly as reasonably possible.

Set forth below are the final voting results for the Business Combination Proposal, the Certificate Proposal, and the Incentive Plan Proposal:

Business Combination Proposal

The Business Combination Proposal was approved. The voting results of the shares of the Company’s common stock were as follows:

For	Against	Abstentions
6,030,888	2	0

Certificate Proposal

The Certificate Proposal was approved. The voting results of the shares of the Company’s common stock were as follows:

For	Against	Abstentions
6,030,888	2	0

Incentive Plan Proposal

The Incentive Plan Proposal was approved. The voting results of the shares of the Company’s common stock were as follows:

For	Against	Abstentions
6,030,888	2	0

Forward Looking Statements

This communication includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, and the closing of the proposed Business Combination. These statements are based on various assumptions and on the current expectations of Pensare and Computex management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Pensare and Computex. These forward-looking statements are subject to a number of risks and uncertainties, including changes in Computex’s clients’ preferences, prospects and the competitive conditions prevailing in the industries in which Computex operates; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination; failure to realize the anticipated benefits of the proposed Business Combination, including as a result of a delay in consummating the proposed Business Combination or a delay or difficulty in integrating the businesses of Pensare and Computex; the amount of redemption requests made by Pensare’s stockholders as of the closing of the proposed Business Combination; the ability to meet Nasdaq’s listing standards following the consummation of the proposed Business Combination; those factors discussed in Pensare’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019 and the Proxy Statement, in each case, under the heading “Risk Factors,” and other documents of Pensare filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Pensare nor Computex presently know or that Pensare and Computex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Pensare’s and Computex’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Pensare and Computex anticipate that subsequent events and developments will cause Pensare’s and Computex’s assessments to change. However, while Pensare and Computex may elect to update these forward-looking statements at some point in the future, Pensare and Computex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Pensare’s and Computex’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENSARE ACQUISITION CORP.

By:	/s/ Darrell J. Mays
	Name:	Darrell J. Mays
	Title:	Chief Executive Officer

Date: February 28, 2020